UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 19, 2017

Oglethorpe Power Corporation

(An Electric Membership Corporation)

(Exact name of registrant as specified in its charter)

GEORGIA	333-192954	58-1211925
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 East Exchange Place	30084-5336
Tucker, Georgia	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (770) 270-7600

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01.                                        Financial Statements and Exhibits.

We are filing this Current Report on Form 8-K solely to provide the exhibits listed below.

(d)                                 Exhibits

10.1                        Settlement Agreement dated as of June 9, 2017, by and among Georgia Power Company, Oglethorpe Power Corporation, Municipal Electric Authority of Georgia, The City of Dalton, Georgia, acting by and through its Board of Water, Light and Sinking Fund Commissioners, and Toshiba Corporation. (Incorporated by reference to Exhibit 10.1 of Georgia Power Company’s Form 8-K dated June 16, 2017, filed with the SEC on June 16, 2017).

10.2                        Amendment No. 5, dated as of June 9, 2017, to Interim Assessment Agreement dated as of March 29, 2017, by and among Georgia Power Company, for itself and as agent for Oglethorpe Power Corporation, Municipal Electric Authority of Georgia, and the City of Dalton, Georgia, acting by and through its Board of Water, Light and Sinking Fund Commissioners, and Westinghouse Electric Company LLC, WECTEC Staffing Services LLC and WECTEC Global Project Services, Inc. (Incorporated by reference to Exhibit 10.2 of Georgia Power Company’s Form 8-K dated June 16, 2017, filed with the SEC on June 16, 2017).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION)

Date: June 19, 2017	By:	/s/ MICHAEL L. SMITH
Michael L. Smith
President and Chief Executive Officer